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                                                                   EXHIBIT 24.01
                                                                   -------------

                                                    Commission File No. 1-5492-1


                               POWER OF ATTORNEY
                               -----------------

Know All Men By These Presents, that each person whose signature appears below constitutes and appoints Francis J. Lunger, William Luke and Paul Buffum and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Nashua Corporation's Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                                  Title                                         Date
- ---------                                  -----                                         ----
Joseph A. Baute                            Director                                      March 17, 1995
- ---------------------                                                                    ---------------------
Joseph A. Baute


Sheldon A. Buckler                         Director                                      March 20, 1995
- ---------------------                                                                    ---------------------
Sheldon A. Buckler


Richard E. Carter                          Director                                      March 22, 1995
- ---------------------                                                                    ---------------------
Richard E. Carter


Charles E. Clough                          Director                                      March 18, 1995
- ---------------------                                                                    ---------------------
Charles E. Clough


Thomas W. Eagar                            Director                                      March 18, 1995
- ---------------------                                                                    ---------------------
Thomas W. Eagar


John M. Kucharski                          Director                                      March 18, 1995
- ---------------------                                                                    ---------------------
John M. Kucharski
